   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1999

                                                            FILE NOS.:   2-95664
                                                                        811-4222

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/

                        POST-EFFECTIVE AMENDMENT NO. 16                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 17                             /X/
                               ------------------

            MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
           (FORMERLY NAMED DEAN WITTER NEW YORK TAX-FREE INCOME FUND)
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)
        ___ on (date) pursuant to paragraph (b)
        ___ 60 days after filing pursuant to paragraph (a)
        _X_ on April 30, 1999 pursuant to paragraph (a) of rule 485

               Amending the Prospectus and Updating Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

            MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page; Back Cover
 2.  ..........................................  Investment Objective; Principal Investment Strategies; Principal Risks;
                                                  Past Performance
 3.  ..........................................  Fees and Expenses
 4.  ..........................................  Investment Objective; Additional Investment Strategy Information;
                                                  Additional Risk Information
 5.  ..........................................  Not Applicable
 6.  ..........................................  Fund Management
 7.  ..........................................  Pricing Fund Shares; How to Buy Shares; How to Exchange Shares; How to
                                                  Sell Shares; Distributions; Tax Consequences
 8.  ..........................................  Share Class Arrangements
 9.  ..........................................  Financial Highlights

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION

    Information required to be included in Part B is set forth under the appropriate caption in Part B of this Registration Statement.

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                       PROSPECTUS -  MAY 1, 1999

Morgan Stanley Dean Witter
                                                   NEW YORK TAX-FREE INCOME FUND

[COVER PHOTO]

                      A MUTUAL FUND THAT SEEKS A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                  Investment Objective........................................                   1
                          Principal Investment Strategies.............................                   1
                          Principal Risks.............................................                   1
                          Past Performance............................................                   3
                          Fees and Expenses...........................................                   4
                          Additional Investment Strategy Information..................                   5
                          Additional Risk Information.................................                   6
                          Fund Management.............................................                   7

Shareholder Information   Pricing Fund Shares.........................................                   8
                          How to Buy Shares...........................................                   8
                          How to Exchange Shares......................................                   9
                          How to Sell Shares..........................................                  11
                          Distributions...............................................                  13
                          Tax Consequences............................................                  13
                          Share Class Arrangements....................................                  14

Financial Highlights      ............................................................                  21

Our Family of Funds       ............................................................   Inside Back Cover

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

           FUND CATEGORY
           ---------------------------
       / /  Growth
       / /  Growth and Income
       /X/  INCOME
       / /  Money Market

(Sidebar)
INCOME
An investment objective having the primary goal of selecting securities to pay out income.
(End Sidebar)

THE FUND

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    Morgan Stanley Dean Witter New York Tax-Free Income Fund is a mutual fund that seeks is to provide a high level of current income exempt from federal, New York state and New
                    York City income tax, consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal and New
                    York state and New York City income taxes. The Fund's
                    "Investment Manager" Morgan Stanley Dean Witter Advisors
                    Inc., generally invests the Fund's assets in investment grade, New York municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state and local governments, or their respective agencies.
                    The municipal obligations may be rated investment grade by Moody's Investors Service Inc. or Standard & Poor's
                    Corporation or Fitch Investors L.P. or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase.

                    The Fund may invest up to 20% of its assets in taxable money market instruments, tax-exempt securities of other states and municipalities, futures and securities that pay interest income subject to the "alternative minimum tax", and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund, therefore, may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

                    Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, housing units, airports, highways, and schools. Included in the revenue bonds category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

                    In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

ICON                PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

                    CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its municipal investment, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes, or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as health care facilities and water treatment facilities, also may be negatively impacted by the general credit of the user of the project.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                                                              PRICE PER $1,000 OF A
                                                            MUNICIPAL BOND IF INTEREST
                                                                      RATES:
HOW INTEREST RATES AFFECT BOND PRICES                       --------------------------
----------------------------------------------------------   INCREASE      DECREASE
                                                            ----------  --------------
 BOND MATURITY                                      COUPON   1%    2%     1%      2%
--------------------------------------------------------------------------------------
 1 Year      1999                                   3.00%   $990  $981  $1,010  $1,020
--------------------------------------------------------------------------------------
 5 Years     2003                                   3.75%   $956  $914  $1,046  $1,095
--------------------------------------------------------------------------------------
 10 Years    2008                                   4.10%   $922  $852  $1,085  $1,180
--------------------------------------------------------------------------------------
 20 Years    2018                                   4.90%   $883  $785  $1,138  $1,302
--------------------------------------------------------------------------------------
 30 Years    2028                                   4.95%   $861  $749  $1,175  $1,396
--------------------------------------------------------------------------------------

                    Coupons reflect yields on AAA-rated municipals as of December 31, 1998. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

                    The Fund is not limited as to the maturities of the municipal securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, while the Fund invests in investment grade fixed-income securities, these securities may have speculative characteristics.

                    OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its futures and lease obligations investments.

                    Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, governmental entity, or the FDIC.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over a 10-year period.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the Fund's performance history. The Fund's past performance does not indicate how the Fund will perform in the future.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           9.34%
'90            4.01%
'91           12.94%
'92            8.70%
'93           11.72%
'94           -7.74%
'95           16.59%
'96            2.82%
'97            8.43%
'98            5.32%

                    The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 6.99% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.07% (quarter ended March 31, 1994). Year-to-date total
                    return as of March 31, 1999 was    %.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED THE 1998 CALENDAR YEAR)
-------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 Class A                                1.19%           --             --
-------------------------------------------------------------------------------
 Class B(1)                             0.42%         4.46%           7.02%
-------------------------------------------------------------------------------
 Class C                                4.32%           --             --
-------------------------------------------------------------------------------
 Class D                                6.12%           --             --
-------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond
 Index(2)                               6.48%         6.22%           8.22%
-------------------------------------------------------------------------------
 Lipper New York Municipal Debt
 Funds Index(3)                         5.79%         5.26%           7.63%
-------------------------------------------------------------------------------

1    Prior to July 28, 1997, the Fund only issued Class B shares.
2 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of two years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investors Service, Inc. or Standard & Poor's. The Index does not include any expenses or fees. The Index is unmanaged and should not be considered an investment.
3 The Lipper New York Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in the Lipper New York Municipal Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(Sidebar)
SHAREHOLDER FEES
These fees are paid directly from your
investment.

ANNUAL FUND OPERATING EXPENSES
These expenses are
deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 1998.
(End Sidebar)

ICON                FEES AND EXPENSES
--------------------------------------------------------------------------------
                    The Fund offers four Classes of shares: Classes A, B, C and
                    D. Each Class has a different combination of fees, expenses and other features. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                               CLASS A   CLASS B   CLASS C   CLASS D
------------------------------------------------------------------------------------
 SHAREHOLDER FEES
------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                         4.25%(1)  None      None      None
------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage based on the lesser of the
 offering price or net asset value at
 redemption)                                   None(2)    5.00%(3)  1.00%(4)  None
------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------
 Management fee                                 0.55%     0.55%     0.55%     0.55%
------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees          0.24%     0.75%     0.75%     None
------------------------------------------------------------------------------------
 Other expenses                                 0.13%     0.13%     0.13%     0.13%
------------------------------------------------------------------------------------
 Total annual Fund operating expenses           0.92%     1.43%     1.43%     0.68%
------------------------------------------------------------------------------------

1    Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on sales made within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4    Only applicable to sales made within one year after purchase.

                    EXAMPLE
                    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                    The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
                 -----------------------------------------   -----------------------------------------
                 1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------   -----------------------------------------
 CLASS A           $515      $706      $  913      $1,508      $515      $706      $  913      $1,508
----------------------------------------------------------   -----------------------------------------
 CLASS B           $646      $752      $  982      $1,713      $146      $452      $  782      $1,713
----------------------------------------------------------   -----------------------------------------
 CLASS C           $246      $452      $  782      $1,713      $146      $452      $  782      $1,713
----------------------------------------------------------   -----------------------------------------
 CLASS D           $ 69      $218      $  379      $  847      $ 69      $218      $  379      $  847
----------------------------------------------------------   -----------------------------------------

ICON                ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
                    This section provides additional information concerning the Fund's principal investments.

                    The Fund's policy of investing at least eighty percent of its assets in securities the interest on which is exempt from federal income taxes and New York state income taxes, except for "defensive" investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval. In addition, the Fund will only purchase New York tax-exempt securities that satisfy the following standards: (a) New York municipal bonds that are rated investment grade by Moody's Investors Service or Standard & Poor's, (b) New York municipal notes of issuers which at the time of purchase are rated in the two highest grades by Moody's or S&P, or, if not rated, have an outstanding issue of New York investment grade municipal bonds, (c) New York municipal commercial paper rated in the highest category by Moody's or S&P, (d) and unrated securities judged by the Investment Manager to be of comparable quality at the time of purchase.

                    LEASE OBLIGATIONS. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities.

                    FUTURES. The Fund may purchase or sell futures contracts with respect to financial instruments and municipal bond indexes. Futures may be used to seek to hedge against interest rate changes.

                    DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities and non-New York tax-exempt securities when the Investment Manager believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the New York tax-exempt securities. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income.

ICON                ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
                    As discussed in the "Principal Risks" section, principal risks of investing in the Fund are associated with its fixed-income securities investments. This section provides additional information regarding the principal risks of investing in the Fund.

                    BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

                    LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

                    FUTURES. If the Fund purchases and sells futures contracts, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Fund may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.

                    YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and individual and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

(Sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its
wholly-owned subsidiary, has more than $   billion in assets under management or
administration as of March 31, 1999.
(End Sidebar)

ICON                FUND MANAGEMENT
--------------------------------------------------------------------------------
                    The Fund has retained the Investment Manager -- Morgan
                    Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment
                    Manager is a wholly-owned subsidiary of Morgan Stanley Dean
                    Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World
                    Trade Center, New York, New York 10048.

                    The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. James F. Willison, Senior Vice President of the Investment Manager and Manager of the Investment Manager's Municipal Fixed-Income Group, and Joseph R. Arcieri, Vice President of the Investment Manager and a member of the Investment Manager's Municipal Fixed-Income Group, have been the primary portfolio managers of the Fund since its inception and February 1997, respectively, and have been portfolio managers with the Investment Manager for over five years.

                    The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets.

(Sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.deanwitter.com/funds.
(End Sidebar)

SHAREHOLDER INFORMATION

ICON                PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of Fund shares (excluding sales charges), called
                    "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

                    The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of the Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

                    An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

ICON                HOW TO BUY SHARES
--------------------------------------------------------------------------------
                    You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                    Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

                    When you buy Fund shares, the shares are purchased at the next share price calculated, less any applicable front-end sales charge, after we receive your investment order in proper form. We reserve the right to reject any order for the purchase of Fund shares.

(Sidebar)
EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(End Sidebar)

MINIMUM INVESTMENT AMOUNTS
------------------------------------------------------------------------------------------------
                                                                            MINIMUM INVESTMENT
                                                                          ----------------------
 INVESTMENT OPTIONS                                                       INITIAL    ADDITIONAL
------------------------------------------------------------------------------------------------
 Regular accounts                                                          $ 1,000      $ 100
------------------------------------------------------------------------------------------------
 EASYINVEST-SM-                      (automatically from your checking
                                     or savings account or Money Market
                                     Fund)                                   $100*      $ 100*
------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

                    There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

                    INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

                    THREE DAY SETTLEMENT. Fund shares are sold through the Fund's distributor. Morgan Stanley Dean Witter Distributors Inc., on a normal three business day basis; that is, your payment for Fund shares is due on the third business day (settlement day) after you place a purchase order.

                    SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

                    - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

                    - Make out a check for the total amount payable to: Morgan
                      Stanley Dean Witter New York Tax-Free Income Fund.

                    - Mail the letter and check to Morgan Stanley Dean Witter
                      Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

ICON                HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
                    PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, without the imposition of an exchange fee. See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund. If a Morgan Stanley Dean
                    Witter Fund is not listed, consult the inside back cover of that Fund's PROSPECTUS for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

                    Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current PROSPECTUS for each fund describes its investment objective(s), policies and investment minimums and should be read before investment.

                    EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB
                    - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

                    An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

                    The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

                    TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

                    Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

                    MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

                    TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares - and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

                    You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

                    FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

(Sidebar)
SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to
withdraw money
automatically from your
Fund account at regular
intervals. Contact
your Morgan Stanley
Dean Witter Financial
Advisor for more
details.
(End Sidebar)
                    CDSC CALCULATIONS ON EXCHANGES. See the "Share Class
                    Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.
                    FOR FURTHER INFORMATION REGARDING EXCHANGE PRIVILEGES, YOU
                    SHOULD CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL
                    ADVISOR OR CALL (800) 869-NEWS.
ICON                HOW TO SELL SHARES
--------------------------------------------------------------------------------
                    You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.
                    Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 Contact your       To sell your shares, simply call your Morgan Stanley Dean
 Financial Advisor  Witter Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 ICON               Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
 By Letter          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 ICON               - your account number;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Dean Witter
                    Trust FSB. (You should contact Morgan Stanley Dean Witter
                    Trust FSB at (800) 869-NEWS for a determination as to
                    whether a particular institution is an eligible guarantor.)
                    A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                    P.O. Box 983, Jersey City, New Jersey 07303. If you hold
                    share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 Systematic         If your investment in all of the Morgan Stanley Dean Witter
 Withdrawal Plan    Family of Funds has a total market value of at least
 ICON               $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                    semi-annual or annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Dean Witter Financial Advisor or call (800)
                    869-NEWS. You may terminate or suspend your plan at any
                    time. Please remember that withdrawals from the plan are
                    sales of shares, not Fund "distributions," and ultimately
                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

                    PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

                    Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

                    REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

                    INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

                    However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

                    MARGIN ACCOUNTS. Certain restrictions may apply to Fund shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Fund shares. If you hold Fund shares in this manner, please contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative for more details.

(Sidebar)
TARGETED DIVIDENDS-SM-
You may select to have
your Fund distributions
automatically invested
in other Classes of
Fund shares or Classes
of another Morgan
Stanley Dean Witter
Fund that you own.
Contact your Morgan
Stanley Dean Witter
Financial Advisor for
further information
about this service.
(End Sidebar)

ICON                DISTRIBUTIONS
--------------------------------------------------------------------------------
                    The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly and capital gains are distributed annually in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

                    Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

ICON                TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

                    You need to be aware of the possible tax consequences when:

                    - The Fund makes distributions; and

                    - You sell Fund shares, including an exchange to another
                      Morgan Stanley Dean Witter Fund.

                    TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal and New York's personal income taxes -- to the extent they are derived from New York's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

                    Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

                    The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

                    If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

                    If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and New York income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

                    Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

                    TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

                    When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ICON                SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
                    The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

                    The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC - contingent deferred sales charge. Sales Personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

(SIDEBAR)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges - the COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION and LETTER OF INTENT.
(End Sidebar)

                    The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                              ANNUAL 12b-1 FEE
------------------------------------------------------------------
 A      Maximum 4.25% initial sales charge
        reduced for purchase of $25,000 or more;
        shares sold without an initial sales
        charge are generally subject to a 1.0%
        CDSC during the first year                          0.25%
------------------------------------------------------------------
 B      Maximum 5.0% CDSC during the first year
        decreasing to 0% after six years                    0.75%
------------------------------------------------------------------
 C      1.0% CDSC during the first year                     0.75%
------------------------------------------------------------------
 D      None                                                  None
------------------------------------------------------------------

                     CLASS A SHARES  Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

                    The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                      FRONT-END SALES CHARGE
                                          ----------------------------------------------
                                              PERCENTAGE OF       APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION             PUBLIC OFFERING PRICE     OF AMOUNT INVESTED
----------------------------------------------------------------------------------------
 Less than $25,000                                 4.25%                    4.44%
----------------------------------------------------------------------------------------
 $25,000 but less than $50,000                     4.00%                    4.17%
----------------------------------------------------------------------------------------
 $50,000 but less than $100,000                    3.50%                    3.63%
----------------------------------------------------------------------------------------
 $100,000 but less than $250,000                   2.75%                    2.83%
----------------------------------------------------------------------------------------
 $250,000 but less than $1 million                 1.75%                    1.78%
----------------------------------------------------------------------------------------
 $1 million and over                                  0                        0
----------------------------------------------------------------------------------------

                    The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

                    - A single account (including an individual, trust or
                      fiduciary account).

                    - Family member accounts (limited to husband, wife and
                      children under the age of 21).

                    - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

                    - Tax-exempt organizations.

                    - Groups organized for a purpose other than to buy mutual
                      fund shares.

                    COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

                    RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million, you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

                    You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or
                    (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

                    LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of shares within a thirteen-month period. It is available for purchases of Class A shares of Multi-Class Funds and/or shares of FSC Funds. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid.

                    OTHER FRONT-END SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

                    - A trust for which Morgan Stanley Dean Witter Trust FSB
                      provides discretionary trustee services.

(Sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(End Sidebar)

                    - Persons participating in a fee-based investment program
                      (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

                    - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
                      (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

                    - Current or retired Directors/Trustees of the Morgan
                      Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

                    - Current or retired directors, officers and employees of
                      Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

                     CLASS B SHARES  Class B shares are offered at net asset
                    value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

 YEAR SINCE PURCHASE PAYMENT MADE         CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
---------------------------------------------------------------------------------
 First                                                       5.0%
---------------------------------------------------------------------------------
 Second                                                      4.0%
---------------------------------------------------------------------------------
 Third                                                       3.0%
---------------------------------------------------------------------------------
 Fourth                                                      2.0%
---------------------------------------------------------------------------------
 Fifth                                                       2.0%
---------------------------------------------------------------------------------
 Sixth                                                       1.0%
---------------------------------------------------------------------------------
 Seventh and thereafter                                    None
---------------------------------------------------------------------------------

                    Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

                    CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

                    - Sales of shares held at the time you die or become
                      disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

                    - Sales in connection with the following retirement plan
                      "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

                    - Sales of shares in connection with the Systematic
                      Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

                    All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

                    DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of 0.75% of the lesser of:
                    (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

                    CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

                    Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

                    If you exchange your Class B shares for shares of a Money Market Fund, No-Load Fund or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

                    EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

                    For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that Fund up to the amount of any applicable CDSC.

                    In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

                     CLASS C SHARES  Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

                    DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.75% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

                     CLASS D SHARES  Class D shares are offered without any
                    sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

                    - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

                    - Persons participating in a fee-based investment program
                      (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

                    - Employee benefit plans maintained by Morgan Stanley Dean
                      Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

                    - Certain unit investment trusts sponsored by Dean Witter
                      Reynolds.

                    - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

                    - [Investors who were shareholders of the Dean Witter
                      Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.]

                    MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

                     NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS  If you
                    receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

                     PLAN OF DISTRIBUTION (RULE 12B-1 FEES)  The Fund has
                    adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

        This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED DECEMBER 31                                   1998        1997*        1996         1995        1994
----------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $ 12.16     $ 11.71     $  11.96     $  10.83     $   12.50
----------------------------------------------------------------------------------------------------------------------------
    Net investment income                                           0.49        0.51         0.53         0.55          0.57
    Net realized and unrealized gain (loss)                         0.15        0.45        (0.21)        1.20         (1.51)
                                                                 -------     -------     --------     --------   -----------
 Total income (loss) from investment operations                     0.64        0.96         0.32         1.75         (0.94)
----------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                          (0.49)      (0.51)       (0.53)       (0.54)        (0.57)
    Net realized gain                                              (0.39)      --           (0.04)       (0.08)        (0.16)
                                                                 -------     -------     --------     --------   -----------
 Total dividends and distributions                                 (0.88)      (0.51)       (0.57)       (0.62)        (0.73)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $ 11.92     $ 12.16     $  11.71     $  11.96     $   10.83
----------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                      5.32%       8.43%        2.82%       16.59%        (7.74)%
----------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                           1.44%(1)(2)    1.43%(1)     1.40%(1)     1.42%(1)        1.40%
----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                              3.99%(2)    4.33%        4.54%        4.70%         4.96%
----------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                         $   163     $   170     $    192     $    217     $     207
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              24%         10%          16%          17%           10%
----------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS A SHARES
---------------------------------------------------------------------------------------------
                                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
                                          DECEMBER 31, 1998      THROUGH DECEMBER 31, 1997
---------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $12.16                     $12.02
---------------------------------------------------------------------------------------------
    Net investment income                         0.55                       0.24
    Net realized and unrealized gain              0.13                       0.14
                                               -------                    -------
 Total income from investment
 operations                                       0.68                       0.38
---------------------------------------------------------------------------------------------
 Less dividends and distribution from:
    Net investment income                        (0.55)                     (0.24)
    Net realized gain                            (0.39)                --
 Total dividends and distributions               (0.94)                     (0.24)
                                               -------                    -------
---------------------------------------------------------------------------------------------
 Net asset value, end of period                 $11.90                     $12.16
---------------------------------------------------------------------------------------------

 TOTAL INVESTMENT RETURN+                         5.68%                      3.24%(1)
---------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         0.93%(3)(4)                0.92%(2)
---------------------------------------------------------------------------------------------
 Net investment income                            4.50%(3)                   4.78%(2)
---------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                      $  393                     $   94
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                            24%                        10%
---------------------------------------------------------------------------------------------

 CLASS C SHARES
---------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:(1)
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $12.14                     $12.02
---------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.48                       0.22
    Net realized and unrealized gain              0.15                       0.12
                                               -------                    -------
 Total income from investment
 operations                                       0.63                       0.34
---------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTION FROM:
    Net investment income                        (0.48)                     (0.22)
    Net realized gain                            (0.39)                --
                                               -------                    -------
 Total dividends and distributions               (0.87)                     (0.22)
                                               -------                    -------
---------------------------------------------------------------------------------------------
 Net asset value, end of period                 $11.90                     $12.14
---------------------------------------------------------------------------------------------

 TOTAL INVESTMENT RETURN+                         5.30%                      2.83%(1)
---------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         1.44%(3)(4)                1.40%(2)
---------------------------------------------------------------------------------------------
 Net investment income                            3.99%(3)                   4.12%(2)
---------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                      $  765                     $  108
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                            24%                        10%
---------------------------------------------------------------------------------------------

* The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Does not reflect the effect of expense offset of 0.01%.

CLASS D SHARES
---------------------------------------------------------------------------------------------
                                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
                                          DECEMBER 31, 1998      THROUGH DECEMBER 31, 1997
---------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $12.15                      $12.02
---------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                        0.58                        0.26
    Net realized and unrealized gain             0.15                        0.13
                                               ------                      ------
 Total income from investment
 operations                                      0.73                        0.39
---------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTION FROM:
    Net investment income                       (0.58)                      (0.26)
    Net realized gain                           (0.39)                 --
                                               ------                      ------
 Total dividends and distributions              (0.97)                      (0.26)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                 $11.91                      $12.15
---------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN:+                       6.12%                       3.27%(1)
---------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                        0.69%(3)(4)                 0.66%(2)
---------------------------------------------------------------------------------------------
 Net investment income                           4.74%(3)                    5.04%(2)
---------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                      $  82                       $  32
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                           24%                         10%
---------------------------------------------------------------------------------------------

* The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Does not reflect the effect of expense offset of 0.01%.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                             The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

--------------------------------------------------------------------------------
 GROWTH FUNDS
--------------------------------
GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Equity Fund
Growth Fund
Market Leader Trust
Mid-Cap Growth Fund
Special Value Fund
Value Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust
Utilities Fund

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
Global Dividend Growth Securities
Global Utilities Fund
International SmallCap Fund
Japan Fund
Pacific Growth Fund

--------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS
--------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Value-Added Market Series/Equity Portfolio

--------------------------------------------------------------------------------
 INCOME FUNDS
--------------------------------
GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)
GLOBAL INCOME FUNDS
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
--------------------------------
TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)
TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
N.Y. Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------
 NEW FUNDS
--------------------------------
There may be Funds created after this PROSPECTUS was published. Please consult the inside front cover of a new Fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.
Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

MORGAN STANLEY DEAN WITTER
NEW YORK TAX-FREE INCOME FUND

(Sidebar)
TICKER SYMBOLS:

CLASS A:  NYFAX
-------------------
CLASS B:  NYFBX
-------------------
CLASS C:  NYFCX
-------------------
CLASS D:  NYFDX
-------------------
(End Sidebar)

                    Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                                      WWW.DEANWITTER.COM/FUNDS

                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

   (MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND; INVESTMENT COMPANY
                                                          ACT FILE NO. 811-4222)

STATEMENT OF ADDITIONAL INFORMATION                                 MORGAN
MAY 1, 1999                                                         STANLEY
                                                                    DEAN WITTER
                                                                    NEW YORK
                                                                    TAX-FREE
                                                                    INCOME FUND

--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS
(dated        __, 1999) for the Morgan Stanley Dean Witter New York Tax-Free
Income Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
New York Tax-Free Income Fund
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History........................................................................          4

II. Description of the Fund and Its Investments and Risks..............................          4

  A. Classification....................................................................          4

  B. Investment Strategies and Risks...................................................          4

  C. Fund Policies/Investment Restrictions.............................................         15

III. Management of the Fund............................................................         17

  A. Board of Trustees.................................................................         17

  B. Management Information............................................................         17

  C. Compensation......................................................................         22

IV. Control Persons and Principal Holders of Securities................................         24

V. Investment Management and Other Services............................................         24

  A. Investment Manager................................................................         24

  B. Principal Underwriter.............................................................         25

  C. Services Provided by the Investment Manager and Fund Expenses Paid by Third
   Parties.............................................................................         25

  D. Dealer Reallowances...............................................................         26

  E. Rule 12b-1 Plan...................................................................         26

  F. Other Service Providers...........................................................         30

VI. Brokerage Allocation and Other Practices...........................................         30

  A. Brokerage Transactions............................................................         30

  B. Commissions.......................................................................         31

  C. Brokerage Selection...............................................................         31

  D. Directed Brokerage................................................................         32

  E. Regular Broker-Dealers............................................................         32

VII. Capital Stock and Other Securities................................................         32

VIII. Purchase, Redemption and Pricing of Shares.......................................         33

  A. Purchase of Shares................................................................         33

  B. Offering Price....................................................................         33

IX. Taxation of the Fund and Shareholders..............................................         34

X. Underwriters........................................................................         37

XI. Calculation of Performance Data....................................................         37

XII. Financial Statements..............................................................         38

XIII. Appendix -- Ratings of Investments...............................................         39

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter New York Tax-Free Income Fund, a registered open-end investment company.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized under the laws of the Commonwealth of Massachusetts on January 17, 1985 as a Massachusetts business trust under the name Dean Witter New York Tax-Free Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter New York Tax-Free Income Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal, New York State and New York City income tax, consistent with preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets in taxable money market instruments, tax-exempt securities of other states and municipalities and futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the state of New York may be purchased by the Fund.

    The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Series realizes a loss.

    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Series holding the options.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

    Financial futures contracts are traded in an auction environment on the floors of several Exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

    Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

    In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

    The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents or other liquid portfolio securities to collateralize the position and thereby ensure that the use of such futures is unleveraged. The Fund may not purchase or sell futures contracts or related options if, immediately thereafter, more than one-third of the net assets of the Fund would be hedged.

    MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

    OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of a Series' portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

    Presently there are no options on New York tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

    The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involved the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest form the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's [total or net] assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

    THE STATE OF NEW YORK--SPECIAL INVESTMENT CONSIDERATIONS. Since the Fund concentrates its investments in New York tax-exempt securities, the Fund is significantly affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

    The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

    Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

    The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. Such factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

    The following summary information on risk factors in concentrating in New York municipal obligations is based on publicly available official statements relating to offerings of New York issuers of municipal securities on or prior to December 15, 1998 with respect to offerings of the State and December 18, 1998 with respect to offerings of the City, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of such information.

    During the mid-1970's, New York State, some of its agencies, instrumentalities and public benefit corporations, and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Fund invests.

    NEW YORK CITY. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, New York City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in 1995 and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. The City's current financial plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderate job growth and wage increases.

    For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

    1999-2002 New York City Financial Plan. The Mayor is responsible for preparing the City's four-year financial plan including the current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan," the "Financial Plan" or "City Plan").

    The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP. The Financial Plan takes into account an increase in projected tax revenues in 1999 and 2000 and a decrease in projected tax revenues in 2001 and 2002; an increase in planned expenditures for health insurance; a decrease in projected pension expenditures; and other agency spending increases. In addition, the Financial Plan includes a proposed discretionary transfer to the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. The Financial Plan also sets forth projections for the 2000 through 2002 fiscal years and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively.

    The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in the 2000, 2001 and 2002 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or on the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for the City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

    On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

    The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that the State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

    The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

    Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority to finance City capital projects. The Finance Authority was created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

    The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

    RATINGS. Moody's has rated the City's general obligation bonds A3. S&P has rated such bonds A-. Fitch IBCA, Inc. has rated such bonds A-. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds. On July 16, 1998, S&P revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, S&P and Fitch currently rate the City's outstanding general obligation bonds A3, A- and A-, respectively.

    Outstanding Net Indebtedness. As of September 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.391 billion and $3.141 billion of outstanding net long-term debt.

    LITIGATION. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1998 and 1997, claims in excess of $472 billion and $530 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $3.5 billion for both fiscal years 1998 and 1997.

    YEAR 2000 (NEW YORK CITY). The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. The Financial Plan includes $148 million, and the City's capital budget includes $150 million for the 1999 through 2002 fiscal years for the year 2000 project. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

    The City's goal is to complete remediation or replacement of all mission-critical and high priority systems before or during the 1999 calendar year in sufficient time for testing to be completed by the end of the 1999 calendar year. Review of system requirements, and procurement of necessary replacement or enhanced systems, have been ongoing for several years. The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 49% of the mission-critical and high priority systems of Mayoral agencies. Problems may be identified during the remediation process that could result in delays, the City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant by predetermined dates. The City is also in the process of contacting its significant third party vendors, including State and Federal Governments, regarding the year 2000 issue and the status of their compliance. Year 2000 compliance by third parties is not within the City's control, and therefore the City cannot assure the timing of such efforts or that there will not be any adverse effects on the City resulting from any failure of these third parties to achieve year 2000 compliance.

    The foregoing represents a "year 2000 readiness disclosure" for purposes of the Year 2000 Information and Readiness Disclosure Act.

    NEW YORK STATE. Recent Developments. The national economy has maintained a robust rate of growth, with over 16.5 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, employment growth in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1%. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

    The forecast for continued growth, and any resultant impact on the 1997-1998 New York State Financial Plan (the "State Plan"), contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over-or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

    THE 1998-99 FISCAL YEAR. The State's General Fund (the major operating fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1998-1999 fiscal year. Total receipts and transfers from other funds are projected to reach $37.84 billion, an increase of over $3 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the total disbursed in the prior fiscal year.

    Projections of total State receipts in the State Plan are based on the State structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

    Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government and changes in the demand for and use of State services.

    In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy and actions of the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

    New York Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowings, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

    Composition of State Cash Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund; (ii) Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

    AUTHORITIES. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

    Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    RATINGS. S&P rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the Fund invests.

    GENERAL OBLIGATION DEBT. As of March 31, 1998, the State had outstanding approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1998-99 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

    LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1998-1999 fiscal year or thereafter.

    The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential State Plan reserves available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1998-1999 State Plan. The General Purpose Financial Statements for the 1997-1998 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $872 million, of which $90 million is expected to be paid during the 1998-1999 fiscal year.

    In addition, the State is party to other claims and litigations which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1998-99 fiscal year or thereafter.

    OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-99 fiscal year.

    YEAR 2000 (NEW YORK STATE). New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

    In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations. High-priority computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.

    OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek to provide a high level of current income which is exempt from federal, New York state and New York City income tax, consistent with the preservation of capital.

    The Fund MAY NOT:

         1. With respect to 75% of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities, or by the State of New York or its political subdivisions).

         2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

         3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of New York or its political subdivisions.

         4.  Invest in common stock.

         5. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

         6. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         7. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

         8. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

         9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

        10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 11.

        11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

        12. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

        13.  Make short sales of securities.

        14. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        16. Invest for the purpose of exercising control or management of any other issuer.

        17. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

        18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Seven Trustees (77% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager. All of the Independent Trustees also serve as Independent Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor. Four of the seven Independent Trustees are also Independent Trustees of certain other mutual funds, referred to as the "TCW/DW Funds," for which MSDW Services Company is the manager and TCW Funds Management, Inc. is the investment advisor.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 84 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series, are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (58) ...................................  Vice Chairman of Kmart Corporation (since December, 1998);
Trustee                                                 Director or Trustee of the Morgan Stanley Dean Witter
c/o Kmart Corporation                                   Funds; Trustee of Discover Brokerage Index Series;
3100 West Big Beaver Road                               formerly Chairman and Chief Executive Officer of Levitz
Troy, Michigan                                          Furniture Corporation (November, 1995-November, 1998) and
                                                        President and Chief Executive Officer of Hills Department
                                                        Stores (May, 1991-July, 1995); formerly variously
                                                        Chairman, Chief Executive Officer, President and Chief
                                                        Operating Officer (1987-1991) of the Sears Merchandise
                                                        Group of Sears, Roebuck and Co.; Director of Eaglemark
                                                        Financial Services, Inc. and Weirton Steel Corporation.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Charles A. Fiumefreddo (65)* .........................  Chairman, Director or Trustee, President and Chief
Chairman of the Board, President,                       Executive Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee                     Chairman, Chief Executive Officer and Trustee of the
Two World Trade Center                                  TCW/DW Funds; Trustee of Discover Brokerage Index Series;
New York, New York                                      formerly Chairman, Chief Executive Officer and Director of the Investment Manager, the Distributor and MSDW Services
                                                        Company; Executive Vice President and Director of Dean
                                                        Witter Reynolds; Chairman and Director of the Transfer
                                                        Agent; formerly Director and/or officer of various MSDW
                                                        subsidiaries (until June, 1998).

Edwin J. Garn (66) ...................................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                                 Funds; Trustee of Discover Brokerage Index Series;
c/o Huntsman Corporation                                formerly United States Senator (R-Utah) (1974-1992) and
500 Huntsman Way                                        Chairman, Senate Banking Committee (1980-1986); formerly
Salt Lake City, Utah                                    Mayor of Salt Lake City, Utah (1971-1974); formerly
                                                        Astronaut, Space Shuttle Discovery (April 12-19, 1985);
                                                        Vice Chairman, Huntsman Corporation; Director of Franklin
                                                        Covey (time management systems), John Alden Financial
                                                        Corp. (health insurance), United Space Alliance (joint
                                                        venture between Lockheed Martin and the Boeing Company)
                                                        and Nuskin Asia Pacific (multilevel marketing); member of
                                                        the board of various civic and charitable organizations.

Wayne E. Hedien (65) .................................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of Discover Brokerage Index Series;
c/o Gordon Altman Butowsky                              Director of The PMI Group, Inc. (private mortgage
Weitzen Shalov & Wein                                   insurance); Trustee and Vice Chairman of The Field Museum
Counsel to the Independent Trustees                     of Natural History; formerly associated with the Allstate
114 West 47th Street                                    Companies (1966-1994), most recently as Chairman of The
New York, New York                                      Allstate Corporation (March, 1993-December, 1994) and
                                                        Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Dr. Manuel H. Johnson (50) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Morgan Stanley Dean Witter
Washington, D.C.                                        Funds; Trustee of the TCW/DW Funds; Trustee of Discover
                                                        Brokerage Index Series; Director of NASDAQ (since June,
                                                        1995); Director of Greenwich Capital Markets, Inc.
                                                        (broker-dealer) and NVR, Inc. (home construction);
                                                        Chairman and Trustee of the Financial Accounting
                                                        Foundation (oversight organization of the Financial
                                                        Accounting Standards Board); formerly Vice Chairman of the
                                                        Board of Governors of the Federal Reserve System
                                                        (1986-1990) and Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (62) ...............................  General Partner, Triumph Capital, L.P., a private invest-
Trustee                                                 ment partnership; Director or Trustee of the Morgan
c/o Triumph Capital, L.P.                               Stanley Dean Witter Funds; Trustee of the TCW/DW Funds;
237 Park Avenue                                         Trustee of Discover Brokerage Index Series; formerly Vice
New York, New York                                      President, Bankers Trust Company and BT Capital
                                                        Corporation (1984-1988); director of various business
                                                        organizations.

Philip J. Purcell* (55) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDW, Dean Witter Reynolds and Novus Credit
1585 Broadway                                           Services Inc.; Director of the Distributor; Director or
New York, New York                                      Trustee of the Morgan Stanley Dean Witter Funds; Trustee
                                                        of Discover Brokerage Index Series; Director and/or
                                                        officer of various MSDW subsidiaries.

John L. Schroeder (68) ...............................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of the TCW/DW Funds; Trustee of
c/o Gordon Altman Butowsky                              Discover Brokerage Index Series; Director of Citizens
Weitzen Shalov & Wein                                   Utilities Company; formerly Executive Vice President and
Counsel to the Independent Trustees                     Chief Investment Officer of the Home Insurance Company
114 West 47th Street                                    (August, 1991-September, 1995).
New York, New York

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Barry Fink (44) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President,                                         and General Counsel (since February, 1997) and Director
Secretary and General Counsel                           (since July, 1998) of the Investment Manager and MSDW
Two World Trade Center                                  Services Company; Senior Vice President (since March,
New York, New York                                      1997) and Assistant Secretary and Assistant General
                                                        Counsel (since February, 1997) of the Distributor;
                                                        Assistant Secretary of Dean Witter Reynolds (since August,
                                                        1996); Vice President, Secretary and General Counsel of
                                                        the Morgan Stanley Dean Witter Funds and the TCW/DW Funds
                                                        (since February, 1997); Vice President, Secretary and
                                                        General Counsel of Discover Brokerage Index Series;
                                                        previously First Vice President (June, 1993-February,
                                                        1997), Vice President and Assistant Secretary and
                                                        Assistant General Counsel of the Investment Manager and
                                                        MSDW Services Company and Assistant Secretary of the Mor-
                                                        gan Stanley Dean Witter Funds and the TCW/DW Funds.

James F. Willison (56) ...............................  Senior Vice President of the Investment Manager; Vice
Vice President                                          President of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York

Joseph R. Arcieri (50) ...............................  Vice President of the Investment Manager; Vice President
Vice President                                          of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (52) ................................  First Vice President and Assistant Treasurer of the
Treasurer                                               Investment Manager and MSDW Services Company; Treasurer of
Two World Trade Center                                  the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and
New York, New York                                      Discover Brokerage Index Series.

------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, MITCHELL M. MERIN, President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of the Investment Manager and MSDW Services Company, Chairman and Director of the Distributor and the Transfer Agent, Executive Vice President and Director of Dean Witter Reynolds, and Director of various MSDW subsidiaries, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, JONATHAN R. PAGE and PETER M. AVELAR, Senior Vice Presidents of the Investment Manager, KATHERINE STROMBERG and GERARD J. LIAN, Vice Presidents of the Investment Manager, are Vice Presidents of the Fund.

    In addition, FRANK BRUTTOMESSO, MARILYN K. CRANNEY, Lou Anne D. McInnis, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and TODD LEBO, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expenses reimbursed from the Fund for their services as Trustee. Effective May 1, 1999, Dr. Johnson serves as Chairman of the Audit Committee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 1998.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,450
Edwin J. Garn.................................................       1,600
Wayne E. Hedien...............................................       1,600
Dr. Manuel H. Johnson.........................................       1,550
Michael E. Nugent.............................................       1,600
John L. Schroeder.............................................       1,600

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998. Effective May 1, 1999, Dr. Johnson serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund. With respect to Messrs. Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. No compensation was paid to the Fund's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.

    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    TOTAL CASH
                                                                   COMPENSATION
                               FOR SERVICE                         FOR SERVICES
                              AS DIRECTOR OR                            TO
                               TRUSTEE AND       FOR SERVICE AS      85 MORGAN
                             COMMITTEE MEMBER     TRUSTEE AND      STANLEY DEAN
                               OF 85 MORGAN     COMMITTEE MEMBER   WITTER FUNDS
NAME OF                        STANLEY DEAN       OF 11 TCW/DW     AND 11 TCW/DW
INDEPENDENT TRUSTEE            WITTER FUNDS          FUNDS             FUNDS
---------------------------  ----------------   ----------------   -------------
Michael Bozic..............      $120,150           --               $120,150
Edwin J. Garn..............       132,450           --                132,450
Wayne E. Hedien............       132,350           --                132,350
Dr. Manuel H. Johnson......       128,400            62,331           190,731
Michael E. Nugent..........       132,450            62,131           194,581
John L. Schroeder..........       132,450            64,731           197,181

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the year ended December 31, 1998 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1998 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                         FOR ALL ADOPTING FUNDS          RETIREMENT BENEFITS       ESTIMATED ANNUAL
                                    ---------------------------------    ACCRUED AS EXPENSES           BENEFITS
                                       ESTIMATED                                                  UPON RETIREMENT(2)
                                    CREDITED YEARS       ESTIMATED      ---------------------     -------------------
                                     OF SERVICE AT     PERCENTAGE OF                BY ALL          FROM     FROM ALL
                                      RETIREMENT         ELIGIBLE       BY THE     ADOPTING         THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)      COMPENSATION      FUND       FUNDS           FUND      FUNDS
----------------------------------  ---------------   ---------------   ------   ------------     --------   --------
Michael Bozic.....................          10             60.44%       $ 396          22,377      $   997     52,250
Edwin J. Garn.....................          10             60.44          599          35,225          997     52,250
Wayne E. Hedien...................           9             51.37          740          41,979          848     44,413
Dr. Manuel H. Johnson.............          10             60.44          240          14,047          997     52,250
Michael E. Nugent.................          10             60.44          421          25,336          997     52,250
John L. Schroeder.................           8             50.37          807          45,117          838     44,343

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding shares of Class A.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rate of 0.55% to the Fund's net assets not exceeding $500 million and the annual rate of 0.525% to the Fund's net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1996, 1997 and 1998, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $1,113,792, $980,937 and $907,333, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last two fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                      1998                     1997                     1996
             -----------------------  -----------------------  -----------------------
Class A....  FSCs:(4)    $     7,710  FSCs:       $     993(5) FSCs:       $       0(5)
             CDSCs:      $         0  CDSCs:      $       0(5)             $       0(5)
Class B....  CDSCs:      $   120,292  CDSCs:      $   281,986  CDSCs:      $   224,082
Class C....  CDSCs:      $       197  CDSCs:      $       0(5) CDSCs:      $       0(5)

------------------------
(4) FSCs apply to Class A only.

(5) This Class commenced operations on July 28, 1997.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 1998, of $1,229,812. This amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended December 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $822 and $4,520, respectively, which amounts are equal to 0.24% and 0.75% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.75% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 1998 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $21,571,484 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 14.54% ($3,135,812)--advertising and promotional expenses; (ii) 1.20% ($259,764)--printing of prospectuses for distribution to other than current shareholders; and (iii) 84.26% ($18,175,908)--other expenses, including the gross sales credit and the carrying charge, of which 9.46% ($1,719,232) represents carrying charges, 37.03% ($6,730,780) represents commission credits to Dean Witter Reynolds branch offices and other [authorized financial representatives] for payments of commissions to Financial Advi-isors and other authorized financial representatives, and 53.51% ($9,725,896) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal year ended December 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $1,528,092 as of December 31, 1998 (the end of the Fund's fiscal year), which was equal to 0.94% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $2,286 in the case of Class C at December 31, 1998 (the end of the calendar year), which amount was equal to 0.31% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 90 Washington Street, New York, New York, 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund did not pay any brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 1998, the Fund did not pay any brokerage commissions in connection with transactions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 1998, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 1998, the Fund did not purchase securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan."

    The price of the Fund, called "net asset value," is based on the value of the Fund's portfolio securities.

    Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

    Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of shares in the Fund for shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.

    If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

    THE STATE OF NEW YORK -- SPECIAL TAX CONSIDERATIONS. Under New York law, individual shareholders who are New York residents will not incur any federal, New York State or New York City income tax on the amount of exempt-interest dividends received by them from the Fund which represents a distribution of income from New York tax-exempt securities whether taken in cash or reinvested in additional shares.

    Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City personal income tax purposes.

    Shareholders will normally be subject to federal, New York State or New York City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or New York City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "yield" and/or "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended December 31, 1998, calculated pursuant to the formula described above, were 3.89%, 3.55%, 3.55% and 4.33% for Class A, Class B, Class C and Class D, respectively.

    These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and ten year periods ended December 31, 1998 were 0.42%, 4.46% and 7.02%, respectively. The average annual total returns of Class A for the fiscal year ended December 31, 1998 and for the period July 28, 1997 (inception of the Class) through December 31, 1998 were 1.19% and 3.11%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 1998 and for the period July 28, 1997 (inception of the Class) through December 31, 1998 were 4.32% and 5.74%, respectively. The average annual total returns of Class D for the fiscal year ended December 31, 1998 and for the period July 28, 1997 (inception of the Class) through December 31, 1998 were 6.12% and 6.62%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and ten year periods ended December 31, 1998, were 5.32%, 4.78% and 7.02%, respectively. The average annual total returns of Class A for the fiscal year ended December 31, 1998 and for the period July 28, 1997 through December 31, 1998 were 5.68% and 6.30%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 1998 and for the period July 28, 1997 through December 31, 1998 were 5.30% and 5.74%, respectively. The average annual total returns of Class D for the fiscal year ended December 31, 1998 and for the period July 28, 1997 through December 31, 1998 were 6.12% and 6.62%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and ten year period ended December 31, 1998, were 5.32%, 26.30% and 97.00%, respectively. The total returns of Class A for the fiscal year ended December 31, 1998 and for the period July 28, 1997 through December 31, 1998 were 5.68% and 9.10%, respectively. The total returns of Class C for the fiscal year ended December 31, 1998 and for the period July 28, 1997 through December 31, 1998 were 5.30% and 8.28%, respectively. The total returns of Class D for the fiscal year ended December 31, 1998 and for the period July 28, 1997 through December 31, 1998 were 6.12% and 9.58%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 1998:

                                                                                 INVESTMENT AT INCEPTION OF:
                                                                 INCEPTION   -----------------------------------
CLASS                                                              DATE:      $10,000     $50,000     $100,000
---------------------------------------------------------------  ----------  ---------  -----------  -----------
Class A........................................................     7/28/97  $  10,446  $    52,641  $   106,100
Class B........................................................     1/17/85     28,001      140,005      280,010
Class C........................................................     7/28/97     10,828       54,140      108,280
Class D........................................................     7/28/97     10,958       54,790      109,580

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 1998 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

PRINCIPAL
AMOUNT IN                                                                                     COUPON     MATURITY
THOUSANDS                                                                                      RATE        DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------------
           NEW YORK TAX-EXEMPT MUNICIPAL BONDS (95.1%)
           GENERAL OBLIGATION (13.5%)
           Monroe County,
$  1,000     Public Improvement Refg 1996.................................................  6.00%        03/01/13  $  1,151,030
   1,000     Public Improvement Refg 1996.................................................  6.00         03/01/15     1,148,210
           New York City,
   2,300     Various Purpose 1973.........................................................  3.50         05/01/01     2,298,758
   2,500     Various Purpose 1973.........................................................  3.50         05/01/03     2,475,125
   1,565     1997 Ser D...................................................................  6.00         08/01/06     1,588,272
           New York State,
   2,500     Ser 1996 A Refg..............................................................  6.00         07/15/08     2,842,000
   3,000     Ser 1995 B Refg..............................................................  5.70         08/15/13     3,225,990
   8,000   Puerto Rico, Public Improvement Refg Ser 1987 A................................  3.00         07/01/06     7,378,080
                                                                                                                   ------------
---------
                                                                                                                     22,107,465
  21,865
                                                                                                                   ------------
---------
           EDUCATIONAL FACILITIES REVENUE (12.8%)
           New York State Dormitory Authority,
     965     City University Ser 1992 U...................................................  6.375        07/01/08     1,050,335
   3,000     City University Ser 1993 A...................................................  5.75         07/01/09     3,330,960
   2,000     City University 1998 Ser 2 (AMBAC)...........................................  5.00         07/01/23     1,974,960
   2,000     Ithaca College Ser 1998 (AMBAC)..............................................  5.00         07/01/21     1,976,040
   1,000     New York University Ser 1998 A (MBIA)........................................  5.75         07/01/15     1,120,220
   3,000     State University Ser 1989 B..................................................  0.00         05/15/05     2,294,760
   4,000     State University Ser 1993 C..................................................  5.375        05/15/13     4,160,280
   2,000     State University 1993 Ser A..................................................  5.25         05/15/15     2,102,540
   3,000     University of Rochester Ser 1998 A (MBIA)....................................  5.00         07/01/23     2,962,440
                                                                                                                   ------------
---------
                                                                                                                     20,972,535
  20,965
                                                                                                                   ------------
---------
           ELECTRIC REVENUE (7.3%)
   4,000   Long Island Power Authority, Ser 1998 A (FSA)..................................  5.125        12/01/22     4,001,520
   8,000   Puerto Rico Electric Power Authority, Power Ser O..............................  5.00         07/01/12     8,015,440
                                                                                                                   ------------
---------
                                                                                                                     12,016,960
  12,000
                                                                                                                   ------------
---------
           HOSPITAL REVENUE (7.0%)
   2,500   New York State Dormitory Authority, Long Island Jewish Medical Center
             Ser 1998 A (MBIA)............................................................  5.00         07/01/25     2,467,475
   8,725   New York State Medical Care Facilities Finance Agency,
             Insured Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B................  5.50         02/15/22     8,967,381
                                                                                                                   ------------
---------
                                                                                                                     11,434,856
  11,225
                                                                                                                   ------------
---------
           INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (13.6%)
           New York City Industrial Development Agency,
   5,000     Brooklyn Navy Yard Cogeneration Partners LP Ser 1997 (AMT)...................  5.75         10/01/36     5,128,450
     900     Japan Airlines Co 1991 (AMT) (FSA)...........................................  6.00         11/01/15       963,684
           New York State Energy Research & Development Authority,
   3,000     Brooklyn Union Gas Co 1993 Ser B.............................................  6.368        04/01/20     3,459,330
  11,000     Brooklyn Union Gas Co 1991 Ser A (AMT).......................................  6.952        07/01/26    12,802,020
                                                                                                                   ------------
---------
                                                                                                                     22,353,484
  19,900
                                                                                                                   ------------
---------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                     COUPON     MATURITY
THOUSANDS                                                                                      RATE        DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------------
           MORTGAGE REVENUE - MULTI-FAMILY (6.2%)
           New York City Housing Development Corporation,
$  2,254     East Midtown Proj - FHA Ins Sec 223..........................................  6.50%        11/15/18  $  2,367,957
   2,274     Ruppert Proj - FHA Ins Sec 223...............................................  6.50         11/15/18     2,388,327
   4,935   New York State Housing Finance Agency, Housing 1996 Ser A Refg (FSA)...........  6.10         11/01/15     5,374,560
                                                                                                                   ------------
---------
                                                                                                                     10,130,844
   9,463
                                                                                                                   ------------
---------
           MORTGAGE REVENUE - SINGLE FAMILY (3.0%)
   4,500   New York State Mortgage Agency, Homeowner Ser 27...............................  6.90         04/01/15     4,868,730
                                                                                                                   ------------
---------
           NURSING & HEALTH RELATED FACILITIES REVENUE (5.2%)
           New York State Medical Care Facilities Finance Authority,
   2,295     Long-Term Health Care 1992 Ser D (FSA).......................................  6.50         11/01/15     2,527,070
   6,000     Mental Health Ser F..........................................................  5.25         02/15/19     6,045,720
                                                                                                                   ------------
---------
                                                                                                                      8,572,790
   8,295
                                                                                                                   ------------
---------
           PUBLIC FACILITIES REVENUE (2.9%)
   5,000   New York State Urban Development Corporation, Correctional, 1998 Ser B
             (AMBAC)......................................................................  4.75         01/01/28     4,751,000
                                                                                                                   ------------
---------
           RESOURCE RECOVERY REVENUE (1.3%)
   2,000   Hempstead Industrial Development Agency, American REF-FUEL Co of Hempstead Ser
             1997 (MBIA)..................................................................  5.00         12/01/09     2,105,220
                                                                                                                   ------------
---------
           TRANSPORTATION FACILITIES REVENUE (7.9%)
   2,000   Metropolitan Transportation Authority, Commuter Facilities Ser 1998 B (FGIC)...  4.75         07/01/26     1,905,620
   3,000   New York State Thruway Authority, Local Highway & Bridge Ser 1998 A (MBIA).....  5.00         04/01/18     2,999,040
           Puerto Rico Highway & Transportation Authority,
   3,000     Refg Ser X...................................................................  5.50         07/01/15     3,257,160
   3,000     Ser 1998 A...................................................................  4.75         07/01/38     2,841,750
   2,000   Triborough Bridge & Tunnel Authority, Refg Ser 1998 A (MBIA)...................  4.75         01/01/24     1,909,880
                                                                                                                   ------------
---------
                                                                                                                     12,913,450
  13,000
                                                                                                                   ------------
---------
           WATER & SEWER REVENUE (7.4%)
           New York City Municipal Water Finance Authority,
   4,000     1998 Ser D...................................................................  4.75         06/15/25     3,764,640
   2,000     1999 Ser A (FGIC)............................................................  4.75         06/15/31     1,889,460
   2,000   New York State Environmental Facilities Corporation, Clean Drinking Water Ser
             1998 C.......................................................................  5.00         06/15/19     1,994,880
   4,000   Suffolk County Industrial Development Agency, Southwest Sewer Ser 1994
             (FGIC).......................................................................  6.00         02/01/08     4,522,760
                                                                                                                   ------------
---------
                                                                                                                     12,171,740
  12,000
                                                                                                                   ------------
---------
           OTHER REVENUE (4.7%)
   2,000   Municipal Assistance Corporation for the City of New York, Ser E...............  6.00         07/01/06     2,237,740
   5,000   New York Local Government Assistance Corporation, Ser 1994 A...................  5.50         04/01/17     5,407,950
                                                                                                                   ------------
---------
                                                                                                                      7,645,690
   7,000
                                                                                                                   ------------
---------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                     COUPON     MATURITY
THOUSANDS                                                                                      RATE        DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------------
           REFUNDED (2.3%)
$  3,000   New York State Dormitory Authority, Suffolk County Judicial Ser 1986 (ETM).....  7.375%       07/01/16  $  3,820,320
                                                                                                                   ------------
---------

           TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS
           (IDENTIFIED COST $141,478,101)........................................................................
 150,213                                                                                                            155,865,084
---------                                                                                                          ------------

           SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.1%)
   1,200   Nassau County Industrial Development Agency, Cold Spring Harbor Laboratory Ser
             1993 (Demand 01/04/99).......................................................  5.00*        07/01/23     1,200,000
   1,500   New York City Cultural Resources Trust, Solomon R Guggenheim Foundation Ser
             1990 B (Demand 01/04/99).....................................................  5.00*        12/01/15     1,500,000
   4,000   New York State Dormitory Authority, Cornell University Ser 1990 B
             (Demand 01/04/99)............................................................  5.00*        07/01/25     4,000,000
                                                                                                                   ------------
---------

           TOTAL SHORT-TERM NEW YORK TAX-EXEMPT MUNICIPAL OBLIGATIONS
           (IDENTIFIED COST $6,700,000)..........................................................................
   6,700                                                                                                              6,700,000
---------                                                                                                          ------------

$156,913 TOTAL INVESTMENTS
         (IDENTIFIED COST $148,178,101) (A).........................................................    99.2 %   162,565,084
---------
---------

         CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................     0.8       1,334,867
                                                                                                       ------  -------------

         NET ASSETS.................................................................................   100.0 % $ 163,899,951
                                                                                                       ------  -------------
                                                                                                       ------  -------------

---------------------

 AMT   Alternative Minimum Tax.
 ETM   Escrowed to maturity.
  *    Current coupon of variable rate demand obligation.
 (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,412,997 and the aggregate gross unrealized depreciation is $26,014, resulting in net unrealized appreciation of $14,386,983.

BOND INSURANCE
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $148,178,101)......................................  $162,565,084
Cash..................................................................       972,629
Receivable for:
    Interest..........................................................     2,339,581
    Shares of beneficial interest sold................................         7,000
Prepaid expenses and other assets.....................................        19,055
                                                                        ------------
     TOTAL ASSETS.....................................................   165,903,349
                                                                        ------------
LIABILITIES:
Payable for:
    Dividends and distributions to shareholders.......................     1,700,956
    Plan of distribution fee..........................................       104,158
    Investment management fee.........................................        76,541
    Shares of beneficial interest repurchased.........................        15,168
Accrued expenses......................................................       106,575
                                                                        ------------
     TOTAL LIABILITIES................................................     2,003,398
                                                                        ------------
     NET ASSETS.......................................................  $163,899,951
                                                                        ------------
                                                                        ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital.......................................................  $149,263,131
Net unrealized appreciation...........................................    14,386,983
Accumulated undistributed net realized gain...........................       249,837
                                                                        ------------
     NET ASSETS.......................................................  $163,899,951
                                                                        ------------
                                                                        ------------
CLASS A SHARES:
Net Assets............................................................      $393,058
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).............        33,039
     NET ASSET VALUE PER SHARE........................................        $11.90
                                                                        ------------
                                                                        ------------
     MAXIMUM OFFERING PRICE PER SHARE
     (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)..................        $12.43
                                                                        ------------
                                                                        ------------
CLASS B SHARES:
Net Assets............................................................  $162,659,463
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).............    13,644,654
     NET ASSET VALUE PER SHARE........................................        $11.92
                                                                        ------------
                                                                        ------------
CLASS C SHARES:
Net Assets............................................................      $765,077
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).............        64,309
     NET ASSET VALUE PER SHARE........................................        $11.90
                                                                        ------------
                                                                        ------------
CLASS D SHARES:
Net Assets............................................................       $82,353
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).............         6,913
     NET ASSET VALUE PER SHARE........................................        $11.91
                                                                        ------------
                                                                        ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.......................................................  $ 8,942,090
                                                                        -----------

EXPENSES
Plan of distribution fee (Class A shares).............................          822
Plan of distribution fee (Class B shares).............................    1,229,812
Plan of distribution fee (Class C shares).............................        4,520
Investment management fee.............................................      907,333
Transfer agent fees and expenses......................................       67,577
Professional fees.....................................................       52,843
Shareholder reports and notices.......................................       50,445
Trustees' fees and expenses...........................................       17,259
Registration fees.....................................................       12,748
Custodian fees........................................................        8,710
Other.................................................................       20,223
                                                                        -----------

     TOTAL EXPENSES...................................................    2,372,292

Less: expense offset..................................................       (8,693)
                                                                        -----------

     NET EXPENSES.....................................................    2,363,599
                                                                        -----------

     NET INVESTMENT INCOME............................................    6,578,491
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain.....................................................    5,147,298
Net change in unrealized appreciation.................................   (3,210,250)
                                                                        -----------

     NET GAIN.........................................................    1,937,048
                                                                        -----------

NET INCREASE..........................................................  $ 8,515,539
                                                                        -----------
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR
                                                                              ENDED              FOR THE YEAR
                                                                           DECEMBER 31,             ENDED
                                                                               1998           DECEMBER 31, 1997*
----------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................   $     6,578,491      $       7,723,428
Net realized gain.....................................................         5,147,298              1,162,683
Net change in unrealized appreciation.................................        (3,210,250)             5,299,300
                                                                         ----------------     ------------------

     NET INCREASE.....................................................         8,515,539             14,185,411
                                                                         ----------------     ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares....................................................           (14,967)                (1,135)
    Class B shares....................................................        (6,537,411)            (7,720,917)
    Class C shares....................................................           (23,538)                (1,150)
    Class D shares....................................................            (2,575)                  (259)
Net realized gain
    Class A shares....................................................           (12,473)            --
    Class B shares....................................................        (5,154,681)            --
    Class C shares....................................................           (23,959)            --
    Class D shares....................................................            (2,529)            --
                                                                         ----------------     ------------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS................................       (11,772,133)            (7,723,461)
                                                                         ----------------     ------------------
Net decrease from transactions in shares of beneficial interest.......        (2,946,362)           (28,550,770)
                                                                         ----------------     ------------------

     NET DECREASE.....................................................        (6,202,956)           (22,088,820)

NET ASSETS:
Beginning of period...................................................       170,102,907            192,191,727
                                                                         ----------------     ------------------

     END OF PERIOD....................................................   $   163,899,951      $     170,102,907
                                                                         ----------------     ------------------
                                                                         ----------------     ------------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter New York Tax-Free Income Fund (the "Fund"), formerly Dean Witter New York Tax-Free Income Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal, New York State and New York City income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on January 17, 1985 and commenced operations on April 25, 1985. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million and 0.525% to the portion of daily net assets exceeding $500 million.

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.75% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $1,528,092 at December 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $120,292 and $197, respectively and received $7,710 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1998 aggregated $38,852,545 and $48,986,350, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1998

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

included in Trustees' fees and expenses in the Statement of Operations amounted to $5,977. At December 31, 1998, the Fund had an accrued pension liability of $51,130 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        DECEMBER 31, 1998             DECEMBER 31, 1997*
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................       24,896   $      303,943         7,668   $     92,057
Reinvestment of dividends and distributions......................        1,176           14,161            93          1,125
Redeemed.........................................................         (794)          (9,600)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       25,278          308,504         7,761         93,182
                                                                   -----------   --------------   -----------   ------------
CLASS B SHARES
Sold.............................................................    1,006,690       12,318,855       697,881      8,245,711
Reinvestment of dividends and distributions......................      615,659        7,414,619       366,318      4,331,957
Redeemed.........................................................   (1,945,444)     (23,713,938)   (3,505,739)   (41,360,108)
                                                                   -----------   --------------   -----------   ------------
Net decrease - Class B...........................................     (323,095)      (3,980,464)   (2,441,540)   (28,782,440)
                                                                   -----------   --------------   -----------   ------------
CLASS C SHARES
Sold.............................................................       54,107          658,172         8,859        106,083
Reinvestment of dividends and distributions......................        3,588           43,105            74            891
Redeemed.........................................................       (2,319)         (28,264)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       55,376          673,013         8,933        106,974
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES
Sold.............................................................        3,958           48,389         2,585         31,255
Reinvestment of dividends and distributions......................          349            4,196            21            259
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................        4,307           52,585         2,606         31,514
                                                                   -----------   --------------   -----------   ------------
Net decrease in Fund.............................................     (238,134)  $   (2,946,362)   (2,422,240)  $(28,550,770)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through December 31, 1997.

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               FOR THE YEAR ENDED DECEMBER 31
                  --------------------------------------------------------
                     1998       1997*      1996        1995        1994
--------------------------------------------------------------------------

CLASS B SHARES

SELECTED PER
SHARE DATA:

Net asset value,
 beginning of
 period.......... $    12.16  $   11.71  $   11.96  $    10.83  $    12.50
                  ----------  ---------  ---------  ----------  ----------

Income (loss)
 from investment
 operations:
   Net investment
   income........       0.49       0.51       0.53        0.55        0.57
   Net realized
   and unrealized
   gain (loss)...       0.15       0.45      (0.21)       1.20       (1.51)
                  ----------  ---------  ---------  ----------  ----------

Total income
 (loss) from
 investment
 operations......       0.64       0.96       0.32        1.75       (0.94)
                  ----------  ---------  ---------  ----------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.49)     (0.51)     (0.53)      (0.54)      (0.57)
   Net realized
   gain..........      (0.39)    --          (0.04)      (0.08)      (0.16)
                  ----------  ---------  ---------  ----------  ----------

Total dividends
 and
 distributions...      (0.88)     (0.51)     (0.57)      (0.62)      (0.73)
                  ----------  ---------  ---------  ----------  ----------

Net asset value,
 end of period... $    11.92  $   12.16  $   11.71  $    11.96  $    10.83
                  ----------  ---------  ---------  ----------  ----------
                  ----------  ---------  ---------  ----------  ----------

TOTAL RETURN+....       5.32%      8.43%      2.82%      16.59%      (7.74)%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........       1.44%(1)(2)      1.43%(1)      1.40%(1)       1.42%(1)       1.40%

Net investment
 income..........       3.99%(2)      4.33%      4.54%       4.70%       4.96%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........       $163       $170       $192        $217        $207

Portfolio
 turnover rate...         24%        10%        16%         17%         10%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                          DECEMBER 31,       DECEMBER 31,
                                                                              1998               1997
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................      $ 12.16            $ 12.02
                                                                             ------             ------
Income from investment operations:
   Net investment income..............................................         0.55               0.24
   Net realized and unrealized gain...................................         0.13               0.14
                                                                             ------             ------
Total income from investment operations...............................         0.68               0.38
                                                                             ------             ------
Less dividends and distribution from:
   Net investment income..............................................        (0.55)             (0.24)
   Net realized gain..................................................        (0.39)           --
                                                                             ------             ------
Total dividends and distributions.....................................        (0.94)             (0.24)
                                                                             ------             ------
Net asset value, end of period........................................      $ 11.90            $ 12.16
                                                                             ------             ------
                                                                             ------             ------
TOTAL RETURN+.........................................................         5.68%              3.24%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.93%(3)(4)        0.92%(2)
Net investment income.................................................         4.50%(3)           4.78%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $393                $94
Portfolio turnover rate...............................................           24%                10%

CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................      $ 12.14            $ 12.02
                                                                             ------             ------
Income from investment operations:
   Net investment income..............................................         0.48               0.22
   Net realized and unrealized gain...................................         0.15               0.12
                                                                             ------             ------
Total income from investment operations...............................         0.63               0.34
                                                                             ------             ------
Less dividends and distribution from:
   Net investment income..............................................        (0.48)             (0.22)
   Net realized gain..................................................        (0.39)           --
                                                                             ------             ------
Total dividends and distributions.....................................        (0.87)             (0.22)
                                                                             ------             ------
Net asset value, end of period........................................      $ 11.90            $ 12.14
                                                                             ------             ------
                                                                             ------             ------
TOTAL RETURN+.........................................................         5.30%              2.83%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.44%(3)(4)        1.40%(2)
Net investment income.................................................         3.99%(3)           4.12%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $765               $108
Portfolio turnover rate...............................................           24%                10%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                          DECEMBER 31,       DECEMBER 31,
                                                                              1998               1997
-----------------------------------------------------------------------------------------------------------

CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period..................................      $ 12.15            $ 12.02
                                                                             ------             ------

Income from investment operations:
   Net investment income..............................................         0.58               0.26
   Net realized and unrealized gain...................................         0.15               0.13
                                                                             ------             ------

Total income from investment operations...............................         0.73               0.39
                                                                             ------             ------

Less dividends and distribution from:
   Net investment income..............................................        (0.58)             (0.26)
   Net realized gain..................................................        (0.39)           --
                                                                             ------             ------

Total dividends and distributions.....................................        (0.97)             (0.26)
                                                                             ------             ------

Net asset value, end of period........................................      $ 11.91            $ 12.15
                                                                             ------             ------
                                                                             ------             ------

TOTAL RETURN+.........................................................         6.12%              3.27%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.69%(3)(4)        0.66%(2)

Net investment income.................................................         4.74%(3)           5.04%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $82                $32

Portfolio turnover rate...............................................           24%                10%

---------------------

 *   The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK TAX- FREE
INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter New York Tax-Free Income Fund (the "Fund"), formerly Dean Witter New York Tax-Free Income Fund, at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 10, 1999

                      1998 FEDERAL TAX NOTICE (UNAUDITED)
       During the year ended December 31, 1998, the Fund paid to shareholders the following per share amounts from net investment income: Class A, $0.55; Class B, $0.49; Class C, $0.48; and Class D, $0.58 per share. All of these dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended December 31, 1998, the Fund paid to Class A, B, C and D shareholders $0.39 per share from long-term capital gains, all of which is taxable as 20% rate gain.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
           Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          Bonds which are rated B generally lack characteristics of a desirable investment.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Bonds which are rated Ca present obligations which are speculative in a high degree.
           Such issues are often in default or have other marked shortcomings.

C          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A          Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB        Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB         Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B          Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC         The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C          The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl         The rating "Cl" is reserved for income bonds on which no interest is being paid.

D          Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

           Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           PLUS (+) OR MINUS ( ): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

           The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

    SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

    SP-2 denotes a satisfactory capacity to pay principal and interest.

    SP-3 denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payments is very strong.

    A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

    A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

              MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                              PART C OTHER INFORMATION

Item 23.  EXHIBITS


          1. Form of Amendment to the Declaration of Trust of the Registrant.

          2. Amended and Restated By-Laws of the Registrant dated January 28, 1999.

          4. Form of Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc.

          5.(a) Form of Amended Distribution Agreement between the Registrant and Morgan Stanley Dean Witter Distributors Inc.

          5.(b)  Form of Selected Dealer Agreement.

          7. Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB.

          8. Form of Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

          10.    Consent of Independent Accountants.

          14.    Financial Data Schedules

          15.    Amended Multiple Class Plan pursuant to Rule 18f-3.

--------------------------------------------------------------------------------
All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          None

Item 25.  INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
(1)       Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)       Morgan Stanley Dean Witter California Quality Municipal Securities

(3)       Morgan Stanley Dean Witter Government Income Trust
(4)       Morgan Stanley Dean Witter High Income Advantage Trust
(5)       Morgan Stanley Dean Witter High Income Advantage Trust II
(6)       Morgan Stanley Dean Witter High Income Advantage Trust III
(7)       Morgan Stanley Dean Witter Income Securities Inc.
(8)       Morgan Stanley Dean Witter Insured California Municipal Securities
(9)       Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10)      Morgan Stanley Dean Witter Insured Municipal Income Trust
(11)      Morgan Stanley Dean Witter Insured Municipal Securities
(12)      Morgan Stanley Dean Witter Insured Municipal Trust
(13)      Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14)      Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15)      Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16)      Morgan Stanley Dean Witter Municipal Income Trust
(17)      Morgan Stanley Dean Witter Municipal Income Trust II
(18)      Morgan Stanley Dean Witter Municipal Income Trust III
(19)      Morgan Stanley Dean Witter Municipal Premium Income Trust
(20)      Morgan Stanley Dean Witter New York Quality Municipal Securities
(21)      Morgan Stanley Dean Witter Prime Income Trust
(22)      Morgan Stanley Dean Witter Quality Municipal Income Trust
(23)      Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24)      Morgan Stanley Dean Witter Quality Municipal Securities

OPEN-END  INVESTMENT  COMPANIES
(1)       Active Assets California Tax-Free Trust
(2)       Active Assets Government Securities Trust
(3)       Active Assets Money Trust
(4)       Active Assets Tax-Free Trust
(5)       Morgan Stanley Dean Witter Aggressive Equity Fund
(6)       Morgan Stanley Dean Witter American Value Fund
(7)       Morgan Stanley Dean Witter Balanced Growth Fund
(8)       Morgan Stanley Dean Witter Balanced Income Fund
(9)       Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(10)      Morgan Stanley Dean Witter California Tax-Free Income Fund
(11)      Morgan Stanley Dean Witter Capital Appreciation Fund
(12)      Morgan Stanley Dean Witter Capital Growth Securities
(13)      Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS
          PORTFOLIO"
(14)      Morgan Stanley Dean Witter Convertible Securities Trust
(15)      Morgan Stanley Dean Witter Developing Growth Securities Trust
(16)      Morgan Stanley Dean Witter Diversified Income Trust
(17)      Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(18)      Morgan Stanley Dean Witter Equity Fund
(19)      Morgan Stanley Dean Witter European Growth Fund Inc.
(20)      Morgan Stanley Dean Witter Federal Securities Trust
(21)      Morgan Stanley Dean Witter Financial Services Trust
(22)      Morgan Stanley Dean Witter Fund of Funds
(23)      Morgan Stanley Dean Witter Global Dividend Growth Securities
(24)      Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(25)      Morgan Stanley Dean Witter Global Utilities Fund
(26)      Morgan Stanley Dean Witter Growth Fund
(27)      Morgan Stanley Dean Witter Hawaii Municipal Trust

(28)      Morgan Stanley Dean Witter Health Sciences Trust
(29)      Morgan Stanley Dean Witter High Yield Securities Inc.
(30)      Morgan Stanley Dean Witter Income Builder Fund
(31)      Morgan Stanley Dean Witter Information Fund
(32)      Morgan Stanley Dean Witter Intermediate Income Securities
(33)      Morgan Stanley Dean Witter International SmallCap Fund
(34)      Morgan Stanley Dean Witter Japan Fund
(35)      Morgan Stanley Dean Witter Limited Term Municipal Trust
(36)      Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(37)      Morgan Stanley Dean Witter Market Leader Trust
(38)      Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(39)      Morgan Stanley Dean Witter Mid-Cap Growth Fund
(40)      Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(41)      Morgan Stanley Dean Witter Natural Resource Development Securities
          Inc.
(42)      Morgan Stanley Dean Witter New York Municipal Money Market Trust
(43)      Morgan Stanley Dean Witter New York Tax-Free Income Fund
(44)      Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(45)      Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(46)      Morgan Stanley Dean Witter S&P 500 Index Fund
(47)      Morgan Stanley Dean Witter S&P 500 Select Fund
(48)      Morgan Stanley Dean Witter Select Dimensions Investment Series
(49)      Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(50)      Morgan Stanley Dean Witter Short-Term Bond Fund
(51)      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(52)      Morgan Stanley Dean Witter Special Value Fund
(53)      Morgan Stanley Dean Witter Strategist Fund
(54)      Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(55)      Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(56)      Morgan Stanley Dean Witter U.S. Government Money Market Trust
(57)      Morgan Stanley Dean Witter U.S. Government Securities Trust
(58)      Morgan Stanley Dean Witter Utilities Fund
(59)      Morgan Stanley Dean Witter Value-Added Market Series
(60)      Morgan Stanley Dean Witter Value Fund
(61)      Morgan Stanley Dean Witter Variable Investment Series
(62)      Morgan Stanley Dean Witter World Wide Income Trust

         The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
(1)       TCW/DW Emerging Markets Opportunities Trust
(2)       TCW/DW Global Telecom Trust
(3)       TCW/DW Income and Growth Fund
(4)       TCW/DW Latin American Growth Fund
(5)       TCW/DW Mid-Cap Equity Trust
(6)       TCW/DW North American Government Income Trust
(7)       TCW/DW Small Cap Growth Fund
(8)       TCW/DW Total Return Trust

CLOSED-END INVESTMENT COMPANIES
(1)       TCW/DW Term Trust 2000
(2)       TCW/DW Term Trust 2002

(3)       TCW/DW Term Trust 2003


NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------

Mitchell M. Merin             President and Chief Operating Officer of Asset
President, Chief              Management of Morgan Stanley Dean Witter & Co.
Executive Officer and         ("MSDW); Chairman and Director of Morgan Stanley Dean
Director                      Witter Distributors Inc. ("MSDW Distributors") and Morgan
                              Stanley Dean Witter Trust FSB ("MSDW Trust"); President,
                              Chief Executive Officer and Director of Morgan Stanley
                              Dean Witter Services Company Inc. ("MSDW Services");
                              Vice President of the Morgan Stanley Dean Witter Funds,
                              TCW/DW Funds and Discover Brokerage Index Series;
                              Executive Vice President and Director of Dean Witter
                              Reynolds Inc. ("DWR"); Director of various MSDW
                              subsidiaries.

Thomas C. Schneider           Executive Vice President and Chief Strategic and
Executive Vice                Administrative Officer of MSDW; Executive Vice
President and  Chief          President and Chief Financial Officer of MSDW Services;
Financial Officer             Director of DWR and MSDW.

Joseph J. McAlinden           Vice President of the Morgan Stanley Dean Witter Funds
Executive Vice President      and Discover Brokerage Index Series; Director of
and Chief Investment          MSDW Trust.
Officer

Ronald E. Robison             Executive Vice President, Chief Administrative Officer
Executive Vice President,     of MSDW Services; Vice President of the Morgan Stanley
Chief Administrative          Dean Witter Funds, TCW/DW Funds and Discover Brokerage
Officer and Director          Index Series.

Edward C. Oelsner, III
Executive Vice President

Barry Fink                    Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,        Secretary, General Counsel and Director of MSDW
Secretary, General            Services; Senior Vice President, Assistant Secretary and
Counsel and Director          Assistant General Counsel of MSDW Distributors; Vice
                              President, Secretary and General Counsel of the Morgan
                              Stanley Dean Witter Funds, TCW/DW Funds and Discover
                              Brokerage Index Series.

Peter M. Avelar               Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Mark Bavoso                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.


                                      5


NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------
Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Edward F. Gaylor              Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Robert S. Giambrone           Senior Vice President of MSDW Services, MSDW
Senior Vice President         Distributors and MSDW Trust and Director of MSDW Trust;
                              Vice President of the Morgan Stanley Dean Witter Funds,
                              the TCW/DW Funds and Discover Brokerage Index Series.

Rajesh K. Gupta               Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Kenton J. Hinchliffe          Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds and Discover Brokerage Index Series.

Kevin Hurley                  Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones              Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

John B. Kemp, III             President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny             Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Jonathan R. Page              Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Ira N. Ross                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Guy G. Rutherfurd, Jr.        Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Rochelle G. Siegel            Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.


                                           6

NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------

James Solloway
Senior Vice President

Jayne M. Stevlingson          Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Paul D. Vance                 Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Elizabeth A. Vetell
Senior Vice President
and Director of Shareholder
Communication

James F. Willison             Vice President of various Morgan Stanley Dean Witter
Senior Vice President         Funds.

Douglas Brown
First Vice President

Frank Bruttomesso             First Vice President and Assistant Secretary of MSDW
First Vice President and      Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary           Witter Funds, TCW/DW Funds and Discover Brokerage Index
                              Series.

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          MSDW Services; Assistant Treasurer of MSDW
and Assistant                 Distributors; Treasurer and Chief Financial and Accounting
Treasurer                     Officer of the Morgan Stanley Dean Witter Funds and the
                              TCW/DW Funds.

Thomas Chronert
First Vice President

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President and
First Vice President          Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary       Secretary of the Morgan Stanley Dean Witter Funds,
                              the TCW/DW Funds and Discover Brokerage Index Series.

Salvatore DeSteno             Vice President of MSDW Services.
First Vice President

Michael Interrante            First Vice President and Controller of MSDW Services;
First Vice President          Assistant Treasurer of MSDW Distributors; First Vice
and Controller                President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

LouAnne D. McInnis            First Vice President and Assistant Secretary of MSDW
First Vice President and      Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary           Witter Funds, TCW/DW Funds and Discover Brokerage Index
                              Series.

NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------

Carsten Otto                  First Vice President and Assistant Secretary of MSDW
First Vice President          Services; Assistant Secretary of the Morgan Stanley
and Assistant Secretary       Dean Witter Funds, TCW/DW Funds and Discover Brokerage
                              Index Series.

Ruth Rossi                    First Vice President and Assistant Secretary of MSDW
First Vice President and      Services; Assistant Secretary of the Morgan Stanley Dean
Assistant Secretary           Witter Funds, the TCW/DW Funds and Discover Brokerage
                              Index Series.

James P. Wallin
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Dale Boetcher
Vice President

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

David Dineen
Vice President


                                          8

NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------

Michael Durbin
Vice President

Sheila Finnerty               Vice President of Morgan Stanley Dean Witter Prime
Vice President                Income Trust

Jeffrey D. Geffen
Vice President

Sandra Gelpieryn
Vice President

Michael Geringer
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

Peter Hermann                 Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

Carol Espejo Kane
Vice President

Michelle Kaufman              Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

Paula LaCosta                 Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.


                                       9

NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------

Thomas Lawlor
Vice President

Todd Lebo                     Vice President and Assistant Secretary of MSDW Services;
Vice President                Assistant Secretary of the Morgan Stanley Dean Witter
                              Funds, the TCW/DW Funds and Discover Brokerage Index
                              Series.

Gerard J. Lian                Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

Nancy Login
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco          Vice President of Morgan Stanley Dean Witter Natural
Vice President                Resource Development Securities Inc.

Albert McGarity
Vice President

Teresa McRoberts              Vice President of Morgan Stanley Dean Witter S&P 500
Vice President                Select Fund.

Mark Mitchell
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                   Vice President of Morgan Stanley Dean Witter Natural
Vice President                Resource Development Securities Inc.

Richard Norris
Vice President

George Paoletti               Vice President of Morgan Stanley Dean Witter Information
Vice President                Fund.


                                       10

NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------

Anne Pickrell                 Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti               Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Howard A. Schloss             Vice President of Morgan Stanley Dean Witter Federal
Vice President                Securities Trust.

Peter J. Seeley               Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

Michael Strayhorn
Vice President

Kathleen H. Stromberg         Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

Marybeth Swisher
Vice President


                                      11

NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.          AND NATURE OF CONNECTION
--------------------          ---------------------------------------------------------

Robert Vanden Assem
Vice President

Alice Weiss                   Vice President of various Morgan Stanley Dean Witter
Vice President                Funds.

John Wong
Vice President


Item 27.  PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)       Active Assets California Tax-Free Trust
(2)       Active Assets Government Securities Trust
(3)       Active Assets Money Trust
(4)       Active Assets Tax-Free Trust
(5)       Morgan Stanley Dean Witter Aggressive Equity Fund
(6)       Morgan Stanley Dean Witter American Value Fund
(7)       Morgan Stanley Dean Witter Balanced Growth Fund
(8)       Morgan Stanley Dean Witter Balanced Income Fund
(9)       Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(10)      Morgan Stanley Dean Witter California Tax-Free Income Fund
(11)      Morgan Stanley Dean Witter Capital Appreciation Fund
(12)      Morgan Stanley Dean Witter Capital Growth Securities
(13)      Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS
          PORTFOLIO"
(14)      Morgan Stanley Dean Witter Convertible Securities Trust
(15)      Morgan Stanley Dean Witter Developing Growth Securities Trust
(16)      Morgan Stanley Dean Witter Diversified Income Trust
(17)      Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(18)      Morgan Stanley Dean Witter Equity Fund
(19)      Morgan Stanley Dean Witter European Growth Fund Inc.
(20)      Morgan Stanley Dean Witter Federal Securities Trust
(21)      Morgan Stanley Dean Witter Financial Services Trust
(22)      Morgan Stanley Dean Witter Fund of Funds
(23)      Morgan Stanley Dean Witter Global Dividend Growth Securities
(24)      Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
(25)      Morgan Stanley Dean Witter Global Utilities Fund
(26)      Morgan Stanley Dean Witter Growth Fund
(27)      Morgan Stanley Dean Witter Hawaii Municipal Trust
(28)      Morgan Stanley Dean Witter Health Sciences Trust
(29)      Morgan Stanley Dean Witter High Yield Securities Inc.

(30)      Morgan Stanley Dean Witter Income Builder Fund
(31)      Morgan Stanley Dean Witter Information Fund
(32)      Morgan Stanley Dean Witter Intermediate Income Securities
(33)      Morgan Stanley Dean Witter International SmallCap Fund
(34)      Morgan Stanley Dean Witter Japan Fund
(35)      Morgan Stanley Dean Witter Limited Term Municipal Trust
(36)      Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(37)      Morgan Stanley Dean Witter Market Leader Trust
(38)      Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(39)      Morgan Stanley Dean Witter Mid-Cap Growth Fund
(40)      Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(41)      Morgan Stanley Dean Witter Natural Resource Development Securities
          Inc.
(42)      Morgan Stanley Dean Witter New York Municipal Money Market Trust
(43)      Morgan Stanley Dean Witter New York Tax-Free Income Fund
(44)      Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(45)      Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(46)      Morgan Stanley Dean Witter Prime Income Trust
(47)      Morgan Stanley Dean Witter S&P 500 Index Fund
(48)      Morgan Stanley Dean Witter S&P 500 Select Fund
(49)      Morgan Stanley Dean Witter Short-Term Bond Fund
(50)      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(51)      Morgan Stanley Dean Witter Special Value Fund
(52)      Morgan Stanley Dean Witter Strategist Fund
(53)      Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(54)      Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(55)      Morgan Stanley Dean Witter U.S. Government Money Market Trust
(56)      Morgan Stanley Dean Witter U.S. Government Securities Trust
(57)      Morgan Stanley Dean Witter Utilities Fund
(58)      Morgan Stanley Dean Witter Value-Added Market Series
(59)      Morgan Stanley Dean Witter Value Fund
(60)      Morgan Stanley Dean Witter Variable Investment Series
(61)      Morgan Stanley Dean Witter World Wide Income Trust
(1)       TCW/DW Emerging Markets Opportunities Trust
(2)       TCW/DW Global Telecom Trust
(3)       TCW/DW Income and Growth
(4)       TCW/DW Latin American Growth Fund
(5)       TCW/DW Mid-Cap Equity Trust
(6)       TCW/DW North American Government Income Trust
(7)       TCW/DW Small Cap Growth Fund
(8)       TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Mr. Purcell, who is a Trustee of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                     POSITIONS AND OFFICE WITH MSDW DISTRIBUTORS
----                     -------------------------------------------

Christine Edwards        Executive Vice President, Secretary, Director and Chief
                         Legal Officer.

Michael T. Gregg         Vice President and Assistant Secretary.

James F. Higgins         Director

Fredrick K. Kubler       Senior Vice President, Assistant Secretary and Chief
                         Compliance Officer.

Philip J. Purcell        Director

John Schaeffer           Director

Charles Vidala           Senior Vice President and Financial Principal.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.  MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

Item 30.  UNDERTAKINGS

     None.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of February, 1999.

                                   MORGAN STANLEY DEAN WITTER
                                   NEW YORK TAX-FREE INCOME FUND

                                        By  /S/ Barry Fink
                                           ---------------------
                                                Barry Fink
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 has been signed below by the following persons in the capacities and on the dates indicated.


      Signatures                   Title                              Date
      ----------                   -----                              ----
(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman

By  /S/ Charles A. Fiumefreddo                                        2/26/99
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /S/ Thomas F. Caloia                                              2/26/99
    ---------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /S/ Barry Fink                                                    2/26/99
    ---------------------------
        Barry Fink
        Attorney-in-Fact

Michael Bozic           Manuel H. Johnson
Edwin J. Garn           Michael E. Nugent
John R. Haire           John L. Schroeder
Wayne E. Hedien

By  /S/David M. Butowsky                                              2/26/99
    --------------------
       David M. Butowsky
       Attorney-in-Fact

               MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                                    EXHIBIT INDEX


     1.        Form of Amendment to the Declaration of Trust of the Registrant.

     2.        Amended and Restated By-Laws of the Registrant dated
               January 28, 1999.

     4. Form of Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc.

     5.(a) Form of Amended Distribution Agreement between the Registrant and Morgan Stanley Dean Witter Distributors Inc.

     5.(b)     Form of Selected Dealer Agreement.

     7. Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB.

     8. Form of Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc.

     10.       Consent of Independent Accountants

     14.       Financial Data Schedules.

     15.       Amended Multiple Class Plan pursuant to Rule 18f-3.